Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Knightscope, Inc. (the “Company”) hereby certifies, to the best of my knowledge, that:

(i)

the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2023	By:	/s/ William Santana Li
		Name:	William Santana Li
		Title:	Chief Executive Officer
(Principal Executive Officer)